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                                                                  Exhibit 10.1

                      2007 Solutia Annual Incentive Program

This document sets forth the terms of the Solutia Annual Incentive Program (the "Program" or the "AIP") for the year beginning January 1, 2007 and ending December 31, 2007 (the "Performance Year").

                                     Purpose

The purpose of the Solutia Annual Incentive Program is to provide employees with annual cash bonus opportunities to incent strong operational and financial performance, promote the creation of enterprise value, and encourage a quick and successful emergence from bankruptcy. The incentive award is comprised of a performance metric and a bankruptcy emergence metric.

                       I. Calculation of Incentive Awards

Solutia Inc. (the "Company"), for purposes of the Program, is organized along business lines (Integrated Nylon, Saflex, CPFilms, and Other Performance Products Divisions [Other PPD], each a "Business") in order to place emphasis on key performance parameters of each individual Business.

The size of the incentive pool available for awards pursuant to the performance metric to those employees assigned to a specific Business will be based on the achievement of specific objective performance parameters (each incentive pool shall be referred to herein as a "Business Unit Incentive Pool").

For employees assigned to enterprise-wide functions ("Core Functions"), overall enterprise performance shall determine the incentive pool available for awards (such pool to be referred to as the "Core Function Incentive Pool").

The funding of each Business Unit Incentive Pool and the Core Function Incentive Pool shall be 90% of all aggregate target bonuses for individuals assigned to such pool multiplied by the weighted average of pre-established funding factor for achievement of specific objective performance parameters relative to a targeted performance. The target performance for each performance parameter, the related funding factors, and the weighting of each such parameter have been determined by the Executive Compensation and Development Committee of the Company's Board of Directors (the "ECDC") based upon the recommendation of the Chief Executive Officer of the Company (the "CEO").

The entirety of each Business Unit Incentive Pool or the Core Function Incentive Pool will be allocated to awards for individuals assigned to such pools. Each pool will be divided equally into an objective award pool and a discretionary award pool as described below.

In addition to the Business Unit Incentive Pools and the Core Function Incentive Pool, an overall corporate discretionary bonus pool (the "Enterprise Discretionary Incentive Bonus Pool") shall be funded by the enterprise-level EBITDAR performance relative to a pre-established target performance. The funding of the Enterprise Discretionary Incentive Pool shall be 10 percent (10%) of all aggregate target bonuses multiplied by a pre-established funding factor. All


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participating employees will be eligible for discretionary awards from this pool at the discretion of the CEO and the ECDC.

All bonuses based upon the performance metric will have an objective and a discretionary portion.

      o The objective portion of bonuses will be based strictly upon the objective business-unit performance for the employee's respective business unit relative to the pre-established target, or enterprise performance for Core personnel. The objective portion of bonuses will be equal to 45% of such individual's target bonus multiplied by the relevant funding factor. The objective portion of bonuses will come from the portion of the Business Unit Incentive Pool or the Core Function Incentive Pool allocated to objective awards.

      o The discretionary portion of bonuses shall be determined by a review of a participant's individual performance versus set goals, performance in relation to peers, and according to the process described below. The discretionary portion of an individual participant's bonus may range from zero upward. The discretionary portion of bonuses will come from, and the aggregate of all such amount shall be limited by, the portion of the relevant Business Unit Incentive Pool or Core Function Incentive Pool allocated to discretionary awards or the Enterprise Discretionary Incentive Pool.

The fundamental process for determination of bonuses under the performance metric component of the Program is as follows:

1) The Business Unit and Core Function Incentive Pools are determined and funded based on Business Unit/Core performance relative to the pre-established targets, funding factors, and weighting. The Business Unit and Core Function Incentive Pools are then allocated equally to objective awards and discretionary awards as described above.

2) The Enterprise Discretionary Incentive Pool is determined and funded based on the enterprise EBITDAR performance relative to the pre-established target.

3)    The objective portion of bonuses are determined and approved by the ECDC.

4) The portion of each Business Unit Incentive Pool or Core Function Incentive Pool allocated to discretionary awards will be further allocated pro-rata and re-allocated (as appropriate) to managers within such Business or Core function. These managers will make individual award recommendations based upon individual performance compared to goals. Individual discretionary awards will be approved by the Business President, the CEO, and the ECDC.

5) Discretionary bonuses out of the Enterprise Discretionary Bonus Pool will be determined at the discretion of the CEO with the advice of the Enterprise Leadership Team, as he deems appropriate, and approved by the ECDC.

6) The ECDC shall determine the discretionary bonus for the CEO. Any discretionary bonus paid to the CEO in excess of 50% of the CEO's target bonus multiplied by the relevant funding factor shall not, at the discretion of the ECDC, diminish awards available under the Core Function Incentive Pool, the Business Unit Incentive Pool or the Enterprise Discretionary Bonus Pool.


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In cases where an individual is assigned to a specific Business or Core, but supports more than one Unit, the performance metric component of the funding will be based on the following rules:

o Employees who support a Unit more than 50 percent of the time will receive that Unit's incentive factor.

o Employees who support two Units equally will receive an average of the two Units' incentive factors.

o Employees who support multiple Units (and aren't covered by the above) will receive the Core incentive factor.

o Funding sources for an employee's award will be determined based on the number of full months spent in each function or Unit.

Each employee's actual award will also depend on individual performance in serving all relevant functions and Units and will include input from each respective manager.

Actual awards based on the performance metric will vary as described above based upon achievement of Business or Core performance measures and individual performance. Management, the CEO and the ECDC reserve the right to make no award to individuals who exhibit below standard performance, incidents of misconduct, etc. Employees who retire, resign, take an extended leave of absence in excess of six months, or are terminated shall not be eligible for awards based on the performance metric if they are not employed by Solutia on the date of payment. Employee on a short term leave of absence (less than six months absence during 2007) may be considered for a prorated award reflecting the employee's actual service rounded to the nearest whole month. In the event of an employee's death, the ECDC may grant to the employee's legal representative an award reflecting the employee's actual service to the nearest whole month.

Employees promoted, transferred, or hired into a participating position before December 15, 2007, may be considered for an award that may be prorated reflecting the employee's actual participation rounded to the nearest whole month. Employees who change jobs (and incentive targets) during the year may be considered for an award that may be prorated reflecting the employee's actual participation in both positions to the nearest whole month.

Certain executives and other key employees shall also have a component of their AIP comprised of an Emergence Metric related to Solutia's emergence from bankruptcy. This metric has been included at the direction of the bankruptcy court, in its approval of the 2006 Solutia Annual Incentive Plan. Specifically, pursuant to the Court's order, Solutia agreed to include in the 2007 AIP "for the Chief Executive Officer and certain of his direct reports, a metric related to the Debtors' emergence from chapter 11 cases." Accordingly, the Emergence Metric described herein shall be extended to Jeffry N. Quinn, Kent J. Davies, Luc De Temmerman, James R. Voss, Jonathon P. Wright, Robert T. DeBolt, Rosemary
L. Klein, James M. Sullivan, Timothy J. Spihlman and D. John Srivisal (the "Emergence Metric Employees").


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The incentive to be awarded hereunder to Emergence Metric Employees shall be calculated by multiplying the eligible employee's actual bonus awarded under the AIP (in accordance historical practices of the Company and which shall not be less than the employee's target bonus multiplied by the relevant funding factor) by a factor based on the Emergence Date. The multiplier factors are set forth below as the Emergence Metric. The Emergence Metric for each Emergence Metric Employee is based solely on objective factors, and is not discretionary.

The metrics for 2007 are set forth as follows:

                          Core Pool and Business Pools

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Unit                       Measure       Weight       Measure      Weight
-----------------------------------------------------------------------------
                                                     Enterprise
                                                      Average
                          Enterprise                  Working
Core Pool                  EBITDAR         75%        Capital %      25%
-----------------------------------------------------------------------------
                                                      Average
                                                      Working
Integrated Nylon Pool      EBITDAR         75%        Capital %      25%
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                           EBITDAR         50%
                                                      Average
                            Gross                     Working
Saflex Pool                Margin %        25%        Capital %      25%
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                                                      Average
                            Gross                     Working
CPFilms Pool                Profit         75%        Capital %      25%
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                                                      Average
                                                      Working
Other PPD Pool             EBITDAR         75%        Capital %      25%
-----------------------------------------------------------------------------

                       Enterprise Discretionary Bonus Pool

                --------------------------------------------------

                    Unit              Measure           Weight
                --------------------------------------------------
                     All        Enterprise EBITDAR       100%
                --------------------------------------------------

Targeted performance levels and funding factors have been established by the ECDC. Performance metrics may be adjusted, as appropriate, based on asset sales and dispositions.


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                                Emergence Metric

             ---------------------------------------------------------
                                           Sullivan
                                            Klein         Wright
                Emergence        Quinn      DeBolt        Davies
                   Date                    Srivisal    De Temmerman
                                           Spihlman        Voss
             ---------------------------------------------------------
                  Q2 '07          1.5x      1.5x           1.3x
             ---------------------------------------------------------
                  Q3 '07          1.3x      1.3x           1.2x
             ---------------------------------------------------------
                  Q4 '07          1.1x      1.1x           1.1x
             ---------------------------------------------------------
               No emergence       0.8x      0.9x           1.0x
             ---------------------------------------------------------

Awards will be paid out no later than two and a half months following the close of the calendar year 2007. An employee who has a component of their AIP award comprised of the Emergence Metric shall be entitled to his or her award even if his or her employment is terminated (voluntarily or involuntarily) on or after the Emergence Date, or if the Emergence Metric Employee is terminated without cause (as defined in his or her employment agreement) prior to the Emergence Date. For purposes of clarification only, if an Emergence Metric Employee is terminated (voluntarily or involuntarily) in 2007 after the Emergence Date, the factor to be applied to his or her AIP award shall be based on the quarter in which the Emergence Date occurred. If an Emergence Metric Employee is terminated in 2007 without cause (as defined in his or her employment agreement) prior to the Emergence Date, the factor to be applied to his or her AIP award shall be based on the quarter in which employment was terminated.

                                 II. Definitions

For the purposes of the Program the performance measures have the following meaning:

 "Average Working Capital %" means, with respect to any specified entity, a 12 month average of customer receivables plus LIFO inventory less accounts payable, divided by revenue, of such specified entity and its subsidiaries for the entire 12 month period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards. Calculation of Average Working Capital % shall exclude the impacts of fresh start accounting.

"EBITDA" means, with respect to any specified entity for any period, consolidated net income (loss) of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining consolidated net income
(loss) (a) any extraordinary, non-recurring, non-operational or non-cash gains or losses, (b) restructuring charges, and (c) effects of discontinued operations, plus (without duplication), in accordance with GAAP and to the extent deducted in determining consolidated net income (loss), (i) interest expense, and (ii) income tax expense plus, (x) depreciation expense, and (y) amortization expense excluding amortization of deferred credits. Calculation of EBITDA shall exclude the impacts of fresh start accounting.

"EBITDAR" means EBITDA plus, in accordance with GAAP and subject to historical internal reporting standards, reorganization items. Calculation of EBITDAR shall exclude the impacts of fresh start accounting.

"Emergence Date" means such date on which the Bankruptcy Court, if ever, shall have confirmed a plan of reorganization of the Company under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Case") and such plan shall have become effective; provided, however, that (a) if a confirmation hearing for the reorganization plan is scheduled to occur in


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2007, but is adjourned until 2008, the Emergence Date shall be deemed to be the date on which the hearing was originally scheduled; or (b) if the plan of reorganization is confirmed in 2007, but becomes effective in 2008, the Emergence Date shall be deemed to be the date the plan of reorganization was confirmed.

 "Gross Margin %" means, with respect to any specified entity for any period, gross margin divided by revenue of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining gross margin or revenue (a) any extraordinary, non-recurring, non-operational or non-cash gains or losses or gains or losses from dispositions, (b) restructuring charges, and (c) effects of discontinued operations.

"Gross Profit" means, with respect to any specified entity for any period, gross profit determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining gross profit or revenue (a) any extraordinary, non-recurring, non-operational or non-cash gains or losses or gains or losses from dispositions, (b) restructuring charges, and (c) effects of discontinued operations.

         III. Additional Information about the Annual Incentive Program

Pension and Savings and Investment Plan (SIP) Implications

For participants in the United States, the entire amount of any annual award made for a year will become part of the earnings used to calculate your Savings and Investment Plan (SIP) contributions, subject to IRS and SIP limits. For participants outside the United States, the process established in your country, pension plan or retirement program will apply.

Taxes

For U.S. participants, any award you receive under the Program is taxable as ordinary income in the year of payment and is subject to all applicable withholding taxes in the year paid. For participants outside the United States, the laws of the tax jurisdiction(s) to which you are subject will apply.


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Legal Information

In all events, whether any cash award is made under the Program to a participant will depend on management's recommendation and the decision of the ECDC (or its delegate). With the exception of the Emergence Metric, all awards are subject to the sole discretion of the ECDC or its delegate.

Nothing in this document or any other document describing or referring to the Program shall confer any right whatsoever on any person to be considered for any incentive commitments or awards.

This document does not purport to be complete and is subject to and governed by actions, rules and regulations of the ECDC (or its delegate) and may be changed or discontinued at any time without notice or liability with the exception of the Emergence Metric. Incentive commitments and awards shall be subject to and governed by the specific terms and conditions of this Program and the applicable award.

Nothing in this document or any other document describing or referring to the Program shall confer on any employee or participant the right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any such person with or without cause.

Nothing contained herein shall require the Company to segregate any monies from its general fund or to create any trusts, or to make any special deposits for amounts payable to any participant.

No bonus commitment or unpaid bonus award shall be pledged or transferred except as specifically provided for herein (such as in the case of death). If any participant attempts to pledge, assign, transfer or otherwise alienate any award, any obligation of the Company hereunder shall terminate.

The Company will withhold any federal, state or local, domestic or foreign taxes as required by law or regulation or as the Company deems appropriate from any payments that it makes to participants hereunder.

The Program is subject to the laws of the State of Delaware.

Nothing in this Program shall be deemed to modify any terms and conditions of a participant's employment agreement.

With the exception of the emergence metric, the Program may be amended, modified or terminated without notice by the Company at any time, including (but not limited to) any such amendment, modification or termination that reduces or eliminates any benefit otherwise to be paid or payable hereunder.

Administration

The program is administered by the ECDC.


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